([******] Denotes Confidential Treatment)

                                                                   Exhibit 10.21


                           SERVICES FOR HIRE AGREEMENT


          The Parties, Thane International, Inc. ("THANE"), a Delaware corporation with offices located in La Quinta, California, and Gin Miller Fitness, Inc., a Georgia corporation with offices located in resides in Canton, Georgia, enter into this Agreement effective August 24, 2000 ("EFFECTIVE DATE"), with reference to the following facts.

          WHEREAS THANE is a marketing company that develops and produces consumer products and produces infomercials and television commercials to promote products throughout the world.

          WHEREAS THANE and Gin Miller Fitness, Inc. desire to employ the personal services of Gin Miller (collectively "SPOKESPERSON") to appear as a presenter for a Product known as "AB DOER " ("PRODUCT") on QVC on a work for hire basis.

          WHEREAS SPOKESPERSON desires to provide her personal services for the Product on a work for hire basis.

          NOW THEREFORE, THANE and SPOKESPERSON agree to the following terms and conditions in exchange for the mutual promises and covenants set forth in this Agreement.


1.   WARRANTIES & COVENANTS.

          1.1 THANE. THANE warrants, promises, and covenants that it: (i) has the complete right, power and authority to enter into this Agreement.

          1.2 SPOKESPERSON. SPOKESPERSON warrants, promises, and covenants that she: (i) has the present right, power and authority to enter into this Agreement; and, (ii) will use her best efforts to provide her personal services as set forth in this Agreement.


2.   PERSONAL SERVICES ON WORK FOR HIRE BASIS.

          2.1 PERSONAL SERVICES. In exchange for the compensation and other consideration set forth in this Agreement, THANE engages SPOKESPERSON's services, and SPOKESPERSON agrees THANE may utilize SPOKESPERSON's personal services in the form of personal appearances by SPOKESPERSON on QVC as a presenter of the Product. SPOKESPERSON will supply marketing expertise as well as aid, on an as needed basis, in presenting the Product to merchandising staff and the legal department at QVC. SPOKESPERSON shall work in conjunction with THANE and QVC to prepare Product presentation, coordinate presentation with QVC production staff, and present Product on air as approved and to the best of her ability. SPOKESPERSON shall only make Product claims that are pre-approved and supplied by THANE.

          2.2 FUTURE SERVICES. If SPOKESPERSON is successful in marketing the Product on QVC, then at THANE's request, SPOKESPERSON agrees to provide additional future services and make future appearances on QVC to promote the Product, subject to the same terms is this Agreement. If THANE uses SPOKESPERSON's additional services, THANE shall reimburse SPOKESPERSON for [******]. QVC, THANE and SPOKESPERSON will determine the time, place and manner of such future services by mutual agreement.

          2.3 NON-COMPETITION. During the Term of this Agreement and for 6 months thereafter SPOKESPERSON shall not act as the talent, the presenter, nor be a sales representative for any same-type, competitive products on any shopping channel. During the Term of this Agreement, and for 6 months after termination of this Agreement, SPOKESPERSON shall not appear in an information or spot with a competitive product.

          2.4 EXPANDED PRODUCT LINE. QVC and THANE may expand the Product line and SPOKESPERSON shall be paid for such additional product line items sold on the same basis as the initial Product pursuant to Section 6 herein.

          2.5 WORK FOR HIRE BASIS. SPOKESPERSON acknowledges and agrees that she provides her services on a work for hire basis whereby she has no claim of any ownership rights and that THANE shall own, from inception, all right, title and interest in the results and proceeds of SPOKESPERSON's services and employment as set forth in this Agreement.

          2.6 TERM. The Term of this Agreement shall be three (3) years or may be longer so long as SPOKESPERSON continues to be successful at marketing the Product pursuant to Section 2.2 above, or may terminate sooner if THANE does not utilize SPOKESPERSON's services for a period longer than 120 days.


3. INDEPENDENT CONTRACTOR. SPOKESPERSON acknowledges and agrees that she will provide her services as an independent contractor. SPOKESPERSON agrees to assume full responsibility for any and all of her tax obligations, social security payments, dues, pension and welfare fees, and any other deductions and fees for all federal, state and local agencies. SPOKESPERSON agrees to hold THANE, its successors, assigns, licensees, agents, associates, directors and employees harmless from any and all claims, damages, costs and expenses, attorney's fees, recoveries, and settlements which arises from, or may arise out of any unpaid employment taxes, payroll deductions, or any and all dues, fees and payments

****** Confidential Treatment Requested
regarding the compensation given to SPOKESPERSON by this Agreement.


4. GRANT OF RIGHTS. SPOKESPERSON agrees that THANE shall be the sole and exclusive owner, in perpetuity, throughout the World of all rights granted to THANE in this Agreement, including:

          (a) the exclusive right to all results and proceeds from SPOKESPERSON's personal services, appearances and performances in relation to the Product;

          (b) the exclusive right to film, videotape, and record SPOKESPERSON's voice, and all, or any part, of SPOKESPERSON's services, appearances and performances for industry publicity purposes; and

          (c) the right to use copy of the QVC reel if any, for industry publicity purposes.


5. ASSIGNMENT OF RIGHTS. THANE shall have the complete power, right and authority to assign any and all rights granted under this Agreement to any person, entity or company. THANE agrees to notify SPOKESPERSON of any such assignment. THANE agrees to remain liable for its obligations to SPOKESPERSON as set forth in this Agreement, unless the assignee assumes such obligations and SPOKESPERSON accepts such assumption. SPOKESPERSON may not assign her obligations without the prior written consent of THANE.


6.   COMPENSATION.

          6.1 REGULAR COMPENSATION. If SPOKESPERSON provides the services and fulfills the duties and obligations according to the terms and conditions of this Agreement, THANE agrees to pay SPOKESPERSON [******]







          6.2 EXPENSE REIMBURSEMENT. THANE shall reimburse SPOKESPERSON for [******]



          6.3 NO ADDITIONAL COMPENSATION. SPOKESPERSON agrees that she is not

****** Confidential Treatment Requested
eligible for, nor will she receive from THANE, any additional compensation.


7. CONFIDENTIALITY. SPOKESPERSON agrees that all information regarding the Product, and sale and presentation of the Product, shall be treated as confidential and shall not be disclosed by her to any third parties without THANE's prior written approval.


8. ENTIRE AGREEMENT. This Agreement contains the entire understanding between THANE and SPOKESPERSON that supersedes any prior agreements, written or oral, respecting the subject matter of this Agreement.


9. CONTROLLING LAW. The laws of the State of California will govern the interpretation of this Agreement, and the rights and obligations of the parties to it. A court will consider the terms and conditions of this Agreement to be severable so that any of its terms, conditions, or clauses shall not invalidate, or render unenforceable the entire agreement.


10. COST OF ENFORCEMENT. If any party to this Agreement retains the services of an attorney, or files a lawsuit, to enforce the terms and conditions of this Agreement, a court may award the prevailing party costs and expenses, including attorney's fees.


11. NOTICES. Any notice given under this Agreement shall be in writing and shall only be deemed proper notice if served personally, or by registered or certified first class mail with return receipt requested, and addressed to the party to whom the notice is intended at the following addresses. Any change of address must be in writing and properly delivered to the other Party pursuant to the requirements of notice set forth in this paragraph.

          a) SPOKESPERSON:    Gin Miller Fitness, Inc.
                              c/o Phil Trotter
                              7229 Wynter Way
                              Indianapolis, Indiana 46250
                              (317) 710-5031 Cell Phone
                              (312) 896-5688 Fax

          b) THANE:           Thane International, Inc.
                              78140 Calle Tampico, Suite 201
                              La Quinta, CA 92253
                              Attention: Denise Kovac, with a copy to
                              The Legal Department


          IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the Effective Date herein.


Gin Miller Fitness, Inc.:                    THANE INTERNATIONAL, INC.

/s/ Gin Miller                               /s/ Denise Kovac
-----------------------------------          -----------------------------------
Signature of Gin Miller,                     Signature of Denise Kovac,
President                                    President of Thane Distribution
                                             Group, a division of Thane
                                             International, Inc.

                                 ATTACHMENT "A"

                 ELECTRONIC RETAILING TALENT ROYALTY CALCULATION

                      RETURN ALLOWANCE CALCULATION FORMULA



[**********]














****** Confidential Treatment Requested